UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2026

Octave Specialty Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

40 Wall Street	New York	NY	10005
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	OSG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Octave Specialty Group, Inc. (the “Company”) was held on May 28, 2026. Represented at the meeting were 36,679,356 shares, or approximately 81% of the Company’s 45,013,592 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.
1.The Company’s stockholders elected the seven (7) director nominees named below to a term expiring at the 2027 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Name	Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
Ian D. Haft	24,999,995	4,156,759	34,571	7,488,031
Lisa G. Iglesias	24,857,629	4,301,165	32,531	7,488,031
Joan Lamm-Tennant	22,694,198	6,460,996	36,131	7,488,031
Claude LeBlanc	24,992,946	4,184,144	14,235	7,488,031
Kristi A. Matus	25,009,903	4,149,191	32,231	7,488,031
Michael D. Price	22,769,583	6,389,654	32,088	7,488,031
Jeffrey S. Stein	24,783,213	4,188,459	219,653	7,488,031
2.The Company’s stockholders approved, by advisory (non-binding) vote, the compensation of our named executive officers, as disclosed in the Company’s 2026 Proxy Statement, with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
19,180,354	8,212,127	1,798,844	7,488,031
3.The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026 with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained
34,213,342	136,126	2,329,888
4.The Company’s stockholders approved the Company's 2026 Incentive Compensation Plan, as disclosed in the Company’s 2026 Proxy Statement, with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
17,334,060	10,059,380	1,797,885	7,488,031

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Octave Specialty Group, Inc.
(Registrant)

Dated:	May 29, 2026	By:	/s/ Reid Powell
Reid Powell
Corporate Secretary and Assistant General Counsel
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